Fair Value of Retained Interests (Detail) In Millions, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR
Annual prepayment rate:
Impact of 10% adverse change	$ 0.2	9.2	12.3
Impact of 20% adverse change	0.3	17.5	23.3
Expected credit losses:
Impact of 10% adverse change	0.2	10.0	14.1
Impact of 20% adverse change	$ 0.3	20.0	28.2